UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 26, 2012

MILLER ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-34732	62-1028629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9721 Cogdill Road, Suite 302, Knoxville, TN	37932
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(865) 223-6575

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 26, 2012, Mr. Gerald Hannahs was appointed to the Board of Directors to fill the vacancy created by the resignation of a director on July 20, 2012.  Mr. Hannahs, 60, has over 30 years of experience in the investment business and the oil and gas industry.  Since 1993, Mr. Hannahs has been a private investor in various public and private companies.  He served as a successful Account Executive and First Vice President for EF Hutton, Prudential and Paine Webber from 1982 to 1986.  Mr. Hannahs co-founded Texarkoma Crude & Gas Company in 1983.  The company drilled wells in Tennessee and Alabama and was sold in 1985 to Cross Timbers.

Mr. Hannahs attended the University of Arkansas on a baseball scholarship from 1970 to 1974.  As a four-year letterman with the baseball program, Mr. Hannahs received his BS in Business Administration.

In 1974, Mr. Hannahs signed a professional baseball contract with a Major League Baseball team, the Montreal Expos.  From 1978 to 1979, Mr. Hannahs pitched for the Los Angeles Dodgers and was traded and finished his career with the Minnesota Twins in 1979.

The Board of Directors has awarded Mr. Hannahs an option to purchase 100,000 shares of our common stock at a strike price of $3.84, which vests over three years.  He will also receive compensation on an annual and per meeting basis in accordance with our Board compensation program which has been previously disclosed in our fiscal 2011 proxy statement.

The addition of Mr. Hannahs restores our Board to five independent directors and four non-independent directors, which brings us back into compliance with Section 301A.01 of NYSE Listed Company Manual.  We will amend this Form 8-k to add disclosure regarding Mr. Hannahs’ committee assignments once they are finalized.

Item 7.01

Regulation FD disclosure.

On July 27, 2012, we issued a press release announcing the addition of Gerald Hannahs to our Board of Directors.  A copy of the press release is filed as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Miller Energy Resources, Inc. under the Securities Act or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

99.1	Press Release Dated July 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER ENERGY RESOURCES, INC.

Date: July 27, 2012	By:	/s/ Scott M. Boruff
Scott M. Boruff, Chief Executive Officer

3